UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2007
Donegal Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-02424711

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

1195 River Road, Marietta, Pennsylvania	17547

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: 717-426-1931
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On April 20, 2007, we issued a press release regarding our financial results for our first quarter ended March 31, 2007. The press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference into this Form 8-K report. The information in Item 2.02 of this Form 8-K report and Exhibit 99.1 shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing we make under the Securities Act of 1933.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     At our annual meeting of stockholders held April 19, 2007, our stockholders approved our 2007 equity incentive plan for employees and our 2007 equity incentive plan for directors. We incorporate by reference the description of these two plans included in our proxy statement for our 2007 annual meeting of stockholders under the captions “Proposal to Approve Our 2007 Employee Incentive Plan” and “Proposal to Approve Our 2007 Director Incentive Plan,” which we filed with the Securities and Exchange Commission on March 16, 2007.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On April 19, 2007, our board of directors approved an amendment to Section 4.4 of our by-laws to clarify that our president, in the exercise of his duties and subject to the limitations of Delaware law, our charter, our by-laws and actions of our board of directors, has the authority to appoint, suspend and discharge officers, employees and agents. A copy of our by-laws, as amended and restated on April 19, 2007, is included as an exhibit to this Form 8-K report.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
3.2	Amended and Restated By-laws of Donegal Group Inc.

10.1	Donegal Group Inc. 2007 Equity Incentive Plan for Employees

10.2	Donegal Group Inc. 2007 Equity Incentive Plan for Directors

99.1	Press release issued by Donegal Group Inc. dated April 20, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.
By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller, Senior Vice
President and Chief Financial Officer

Date: April 20, 2007

EXHIBIT INDEX

Exhibit No.	Description	Reference
3.2	Amended and Restated By-laws of Donegal Group Inc.	Submitted herewith.

10.1	Donegal Group Inc. 2007 Equity Incentive Plan for Employees	Submitted herewith.

10.2	Donegal Group Inc. 2007 Equity Incentive Plan for Directors	Submitted herewith.

99.1	Press release issued by Donegal Group Inc. dated April 20, 2007	Submitted herewith.